UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23016

(Investment Company Act file number)

Resource Credit Income Fund

(Exact name of Registrant as specified in charter)

717 Fifth Avenue, 14th Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 506-3899

Date of fiscal year end: September 30

Date of reporting period: October 1, 2018– September 30, 2019

Item 1. Reports to Stockholders.

RESOURCE

CREDIT INCOME FUND

ANNUAL REPORT

SEPTEMBER 30, 2019

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	3
Portfolio of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights
Class A	13
Class C	15
Class W	17
Class I	19
Class L	21
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	30
Additional Information	31
Trustees & Officers	32
Privacy Notice	35

Beginning in 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling the Fund at 855-747-9559, or submit a signed letter of instruction requesting paperless reports to PO Box 219169, Kansas City, MO 64121. If you own shares through a financial intermediary, you may contact your financial intermediary to request your shareholder reports electronically.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling the Fund at 855-747-9559, or by submitting a signed letter of instruction requesting paper reports to PO Box 219169, Kansas City, MO 64121. If you own shares through a financial intermediary, contact the financial intermediary to request paper copies. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Resource Credit Income Fund	Shareholder Letter

September 30, 2019 (Unaudited)

Dear Shareholders:

It is our pleasure to present the Resource Credit Income Fund (the “Fund”) Annual Report for the year ended September 30, 2019 (the “annual period”). Based on thorough “bottom-up” fundamental analysis, the Fund continues to achieve its core objectives: producing current income and achieving capital preservation with moderate volatility and low to moderate correlation to the broader equity markets.

In evaluating a wide array of investment offerings, we aim to provide our investors with a well-diversified portfolio that mitigates industry, strategy and idiosyncratic risk. The Fund’s core assets include: Public Credit (primarily, business development companies, commonly known as “BDCs”); Private Credit (institutional-access private credit funds); and Direct Credit (comprised of loans, bonds and collateralized loan obligation (or CLO) debt)

The Fund’s current target allocations within these strategies are as follows:

●	15% Public Credit
●	25% Private Credit
●	60% Direct Credit

From a high level, we would underscore the Fund’s shift in allocation between fixed and floating rate corporate credit. When the Fund launched in 2015, the Fund heavily allocated towards floating rate investments with the belief that interest rates would increase amid a strong market backdrop. Late last year, we tilted the portfolio towards fixed rate investments, based on our assessment that the Federal Reserve Bank was late in the rate-hiking cycle.

We would emphasize that the Fund does not “bet” on interest rates to drive returns. However, we always look to manage the portfolio to consider the changing interest rate backdrop. This is an important tool in our arsenal and highlights the limitations of “floating rate-only” funds. As the saying goes, “if you only have a hammer, everything is a nail.” Sometimes the hammer is the wrong tool. Shifting between fixed rate and floating rate investments ensures that we can use the right tool for our investors.

As for allocations to each segment of the portfolio, recall that at the end of 2017 we reduced the Fund’s target allocation to Public Credit (public BDCs) from 20% to 15%, due to the asset class’ contribution to overall volatility. We continue to believe volatility offers an imperfect measure of risk, but are cognizant of our investors’ sensitivity to price changes.

With that in mind, we cut the Fund’s BDC exposure to approximately 10% of the Fund’s assets. We continue to like BDCs, and we believe they represent one of, if not the, last “cheap” yield-based asset classes. Nevertheless, we have ratchetted down our exposure amid the current unsettled market environment to minimize NAV fluctuations.

We continue to closely monitor potential changes to Acquired Fund Fees & Expenses (“AFFE”), which we believe have limited institutional ownership of BDCs - an issue we have chronicled many times before. AFFE revisions continue to move forward, and we believe that changes should - and will - be made; but we believe that changes are not imminent. Given our ability to quickly ramp-up our allocation, we believe we can safely reduce the Fund’s BDC exposure while not potentially “missing” the trade.

The backdrop for credit remains strong. Leverage levels are high, yet reasonable, given lower interest rates (which boosts interest coverage ratios). Importantly, defaults have remained muted, and we believe the Fed’s accommodative stance will support credit availability. There are increasing “red flags” in the macro backdrop as the trade war has weighed on global manufacturing activity, which has informed our current defensive positioning for the Fund. During the quarter ended September 30, 2019, we exited our last meaningful CLO position, reducing the Fund’s total exposure below 5%. We believe CLOs will have potential for sizable principal loss in a protracted market downturn and we look forward to re-visiting the asset class after the next market sell-off.

The Private Credit portion of the portfolio continues to provide significant diversification by providing exposure to differentiated credit strategies, including direct origination, special situations and stressed credit, to which our core investor base would not otherwise have access due to the private funds’ investor restrictions. Be it Small Business Administration funds, distressed debt funds, or “middle of the fairway” direct origination funds, the marketplace continues to offer differentiated access to premier credit platforms. As such, we currently maintain a robust pipeline of new opportunities, and we expect to add our seventh Private Credit investment to the portfolio by early 2020.

The Fund’s adviser continues to adhere to, and refine, its proprietary investment process: the Resource America Liquid Alternatives Score (“RALAS”). The disciplined and regimented approach embodied by RALAS helps inform each of our investment decisions and limits systematic biases in our decision-making.

Fund Performance

For the year ended September 30, 2019, Class A shares posted a gain of 3.91%. This marked yet another period of outperformance relative to the S&P/LSTA Leveraged Loan Index1, which posted a total return of 3.10% over the same period. The ICE BofAML US High Yield Index2 and Barclays U.S. Aggregate Total Return Value Index3 posted total returns of 6.34% and 10.30%, respectively, over the year.

Annual Report | September 30, 2019	1

Resource Credit Income Fund	Shareholder Letter

September 30, 2019 (Unaudited)

Positioning

Again, there are increasing signs of friction in the market backdrop. Global manufacturing has slowed, if not entered recessionary territory, due to trade war-related uncertainty. Similarly, corporate capital expenditures have ratcheted back as businesses have cut spending amid the hazy backdrop.

Global freight data has provided an additional cautionary signal. The Cass Freight Index, which measures monthly freight activity, reported its eighth consecutive monthly decline in September. Fewer goods shipped today translates into fewer sales down the road (trucking pun intended), a sign of slowing economic activity ahead.

Roughly $14 trillion of negative yielding debt provides a clear “red flag,” as well. Market valuations ultimately rely upon, and reflect, investor sentiment. Investors are not, in our view, buying 10-year German Bunds at negative 0.50% because they have an optimistic outlook. Negative sentiment can become self-perpetuating, bringing a cycle to an end as “animal spirits” retreat.

There are a number of counterbalances to these concerns, with the strength of the U.S. consumer being at the forefront. The pace of job creation has peaked, but the job market continues to expand. Consumer balance sheets remain strong as well, particularly relative to the last cycle. The ratio of household debt to gross disposable income was 93.2% in 2Q 2019, down from a high of 128.7% in 4Q 2007.

We believe the market is not at risk of collapse, but there are unmistakable cautionary signals. This, in our view, is the perfect backdrop for increasing a portfolio’s allocation to credit.

Firstly, given stretched valuations, we expect stocks to experience a dramatic sell-off whenever the market cycle turns. Credit can help dampen volatility for investors, as we believe the next downturn in credit will be both shallow and brief.

Sovereign debt has historically provided shelter to investors during periods of market panic. However, many of these traditional haven assets, such as Japanese JGB’s and Germany Bunds, already offer negative yields, limiting their ability to provide refuge when the inevitable storm comes. It is our view that, in continuing to offer real yields, U.S. credit offers the last haven in the world. We expect a flood of capital will flow into U.S. credit markets in the next downturn, providing a ballast.

Additionally, before the Great Financial Crisis, the Federal Funds rate yielded 5.25%. Today, the Fed Funds target rate hovers at a meager 1.50%-1.75%. Given the lack of potential cuts to reignite the economy, we expect the Fed will be forced to engage in “shock and awe” levels of Quantitative Easing to revive the economy in the next downturn. This flood of capital will support a quick rebound for the credit markets.

In short, while we are not predicting a market collapse, we anticipate that credit will fall the least and rebound the quickest when the downturn inevitably happens. With a myriad of geopolitical issues clouding the investment environment, we believe investors should be shielding their portfolios with increased allocations to credit.

Thank you for continued support in the Resource Credit Income Fund.

Sincerely,

Michael Terwilliger, CFA

Portfolio Manager

Resource Credit Income Fund

[1]	S&P/LSTA Leveraged Loan Total Return Index - The S&P/LSTA Leveraged Loan Index (the Index) is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

[2]	ICE BofAML US High Yield Index - The BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

[3]	Barclays U.S. Aggregate Total Return Value Index - The Barclays U.S. Aggregate Total Return Value Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

2	www.resourcealts.com

Resource Credit Income Fund	Portfolio Update

September 30, 2019 (Unaudited)

The Fund’s performance figures for the periods ended September 30, 2019, compared to its benchmark:

Resource Credit Income Fund	1 Month	Quarter	6 Month	YTD	1 Year	3 Year	Since Inception*	Inception
Class A Shares	0.14%	0.32%	2.67%	9.59%	3.91%	8.48%	7.07%	4/17/2015
Class A Shares w/ Sales Charge	-5.63%	-5.47%	-3.21%	3.29%	-2.10%	6.08%	5.46%	4/17/2015
Class C Shares	0.05%	0.05%	2.29%	8.91%	3.05%	7.70%	6.70%	4/17/2015
Class C Shares w/ Sales Charge(a)	-2.43%	-2.43%	-0.25%	6.28%	0.56%	7.15%	6.34%	4/17/2015
Class W Shares	0.13%	0.23%	2.67%	9.49%	3.81%	8.47%	6.96%	4/17/2015
Class I Shares	0.11%	0.38%	2.80%	9.78%	4.08%	8.75%	7.30%	4/17/2015
Class L Shares	0.07%	0.16%	2.54%	9.28%	3.55%	–	4.76%	7/28/2017
Class L Shares w/ Sales Charge	-4.22%	-4.13%	-1.80%	4.62%	-0.84%	–	2.68%	7/28/2017
S&P/LSTA Leverage Loan Index	0.47%	0.99%	2.69%	6.79%	3.10%	4.53%	3.96%	4/17/2015

*	Annualized total return

(a)	Effective as of December 23, 2016, Class C shares no longer have a sales charge.

The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. As of the Fund’s most recent prospectus dated February 1, 2019, the Fund’s total annual operating expenses, including acquired fund fees and expenses, before fee waivers is 4.40% for Class A, 5.22% for Class C, 4.45% for Class W, 4.25% for Class I and 4.71% for Class L shares. After fee waivers, the Fund’s total annual operating expense is 4.08% for Class A, 4.84% for Class C, 4.09% for Class W, 3.84% for Class I and 4.34% for Class L shares. Class A shares are subject to maximum sales loads of 5.75% imposed on purchases. Class L shares are subject to a maximum sales load of 4.25% imposed on purchases. Share repurchases within 365 days may be subject to an early withdrawal charge of 0.50% for Class A and 1.00% for Class C shares. For performance information current to the most recent month-end, please call toll-free 1-855-747-9559.

Annual Report | September 30, 2019	3

Resource Credit Income Fund	Portfolio Update

September 30, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

*	Commencement of operations for Class A Shares.

Portfolio Composition as of September 30, 2019

Asset Type	Percent of Net Assets
Bonds & Notes	32.40%
Bank Loans	29.16%
Private Investment Funds	23.06%
Common Equity	10.73%
Preferred Stocks	2.51%
Short Term Investment	1.98%
Total Investments	99.84%
Securities Sold Short	-0.79%
Other Assets in Excess of Liabilities	0.95%
Net Assets	100.00%

Please see the Portfolio of Investments for a detailed listing of the Fund’s holdings.

4	www.resourcealts.com

Resource Credit Income Fund	Portfolio of Investments

September 30, 2019

	Interest Rate	Maturity	Principal	Value
BANK LOANS (29.16%)(a)
8th Avenue Food & Provisions, Inc., Second Lien Term Loan	1M US L + 7.75%	10/01/2026	$2,500,000	$2,485,413
ABG Intermediate Holdings 2 LLC, Second Lien Initial Term Loan	1M US L + 7.75%, 1.00% Floor	09/29/2025	8,389,319	8,404,000
Advantage Sales & Marketing, Inc., Second Lien Term Loan	1M US L + 6.50%, 1.00% Floor	07/25/2022	2,425,000	2,108,404
Alphabet Holding Company, Inc., Second Lien Initial Term Loan	1M US L + 7.75%	09/26/2025	5,000,000	4,358,350
AmeriLife Group LLC, Second Lien Initial Term Loan	1M US L + 9.00%	06/11/2027	1,000,000	996,875
Asurion LLC, First Lien New B-7 Term Loan	1M US L + 3.00%	11/03/2024	1,979,950	1,989,167
Asurion LLC, Second Lien Replacement B-2 Term Loan	1M US L + 6.50%	08/04/2025	5,000,000	5,086,875
Ball Metalpack Finco LLC, Second Lien Initial Term Loan	1M US L + 8.75%, 1.00% Floor	07/31/2026	3,000,000	2,820,000
Bass Pro Group LLC, First Lien Initial Term Loan	1M US L + 5.00%, 0.75% Floor	09/25/2024	2,992,366	2,887,634
BBB Industries US Holdings, Inc., Second Lien Term Loan	3M US L + 8.50%	06/29/2026	5,000,000	4,918,750
Coinamatic Canada, Inc., Second Lien Initial Canadian Term Loan	1M US L + 7.00%, 1.00% Floor	05/12/2023	196,756	192,166
CRCI Longhorn Holdings, Inc., First Lien Closing Date Term Loan	1M US L + 3.50%	08/08/2025	990,000	966,077
EagleView Technology Corp., First Lien Term Loan	1M US L + 3.50%	08/14/2025	1,985,000	1,930,413
Equinox Holdings, Inc., Second Lien Initial Term Loan	1M US L + 7.00%, 1.00% Floor	09/06/2024	5,250,000	5,289,375
Hyland Software, Inc., Second Lien Initial Term Loan	1M US L + 7.00%, 0.75% Floor	07/07/2025	2,000,000	2,013,130
Jazz Acquisition, Inc., Second Lien Term Loan	3M US L + 8.00%	06/11/2027	4,000,000	3,965,000
Jo-Ann Stores LLC, Second Lien Initial Term Loan	1M US L + 9.25%, 1.00% Floor	05/21/2024	4,277,967	1,420,285
Kronos, Inc., First Lien Incremental Term Loan	3M US L + 3.00%	11/01/2023	1,975,501	1,981,339
Outcomes Group Holdings, Inc., Second Lien Term Loan	3M US L + 7.50%	10/26/2026	2,000,000	1,990,000
Renaissance Holding Corp., Second Lien Initial Term Loan	1M US L + 7.00%	05/29/2026	3,915,000	3,780,441
Restaurant Technologies, Inc., Second Lien Initial Term Loan	1M US L + 6.50%	10/01/2026	1,000,000	1,001,250
Sound Inpatient Physicians, Inc., Second Lien Initial Term Loan	1M US L + 6.75%	06/26/2026	1,000,000	1,000,250
Tempo Acquisition LLC, First Lien Initial Term Loan	1M US L + 3.00%	05/01/2024	2,974,645	2,988,908
USS Ultimate Holdings, Inc., Second Lien Initial Term Loan	1M US L + 7.75%, 1.00% Floor	08/25/2025	4,750,000	4,678,750
Viant Medical Holdings, Inc., Second Lien Initial Term Loan	3M US L + 7.75%	07/02/2026	5,000,000	4,687,500
Wash MultiFamily Acquisition, Inc., Second Lien Initial US Term Loan	1M US L + 7.00%, 1.00% Floor	08/14/2023	1,123,389	1,097,180
Winebow Holdings, Inc., Second Lien Term Loan	1M US L + 7.50%, 1.00% Floor	01/02/2022	4,275,000	2,921,257

TOTAL BANK LOANS
(Cost $80,737,783)				77,958,789

BONDS & NOTES (32.40%)
ASSET BACKED SECURITIES (4.28%)(a)(b)
Apidos CLO XXII, Class E	3M US L + 7.25%	10/20/2027	1,000,000	978,330
Bowman Park CLO, Ltd., Class F(c)	3M US L + 7.00%	11/23/2025	1,000,000	966,886
Canyon Capital CLO 2014-1, Ltd., Class ER	3M US L + 7.70%	01/30/2031	1,000,000	829,950
Jamestown CLO V, Ltd., Class F(c)	3M US L + 5.85%	01/17/2027	1,400,000	1,253,293
OCP CLO 2013-4, Ltd., Class DR(c)	3M US L + 6.77%	04/24/2029	1,000,000	971,284
Octagon Investment Partners 36, Ltd., Class F	3M US L + 7.75%	04/15/2031	1,000,000	868,129
Octagon Investment Partners XIV, Ltd., Class ER(c)	3M US L + 8.35%	07/15/2029	2,132,000	1,939,022
Saranac CLO VII, Ltd., Class ER	3M US L + 6.72%	11/20/2029	500,000	444,226
Tralee CLO II, Ltd., Class ER(c)	3M US L + 7.85%	07/20/2029	1,000,000	941,675
Tralee CLO II, Ltd., Class FR(c)	3M US L + 8.85%	07/20/2029	1,000,000	882,747
Trinitas CLO III, Ltd., Class F(c)	3M US L + 6.50%	07/15/2027	550,000	495,866

See Notes to Financial Statements.

Annual Report | September 30, 2019	5

Resource Credit Income Fund	Portfolio of Investments

September 30, 2019

	Interest Rate	Maturity	Principal	Value
ASSET BACKED SECURITIES (continued)
Voya CLO 2014-2, Ltd., Class ER	3M US L + 7.70%	04/17/2030	$1,000,000	$879,344
				11,450,752
CONVERTIBLE CORPORATE BONDS (2.19%)
GSV Capital Corp.(c)	4.750%	03/28/2023	3,915,000	3,725,607
Scorpio Tankers, Inc.	3.000%	05/15/2022	2,000,000	2,126,934
				5,852,541
CORPORATE BONDS (25.93%)
APX Group, Inc.(c)	8.750%	12/01/2020	200,000	196,750
ARD Finance SA(d)	7.125%	09/15/2023	2,000,000	2,070,000
ARD Securities Finance SARL(b)(d)	8.75% PIK	01/31/2023	5,505,781	5,726,012
Artesyn Embedded Technologies, Inc.(b)(c)	9.750%	10/15/2020	4,500,000	4,522,500
CEC Entertainment, Inc.(c)	8.000%	02/15/2022	8,874,000	8,452,485
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc.(b)	8.500%	12/15/2022	5,000,000	4,887,500
Dole Food Co., Inc.(b)(c)	7.250%	06/15/2025	7,000,000	6,632,500
H-Food Holdings LLC / Hearthside Finance Co., Inc.(b)	8.500%	06/01/2026	7,500,000	5,643,750
New Enterprise Stone & Lime Co., Inc.(b)(c)	10.125%	04/01/2022	500,000	516,250
New Enterprise Stone & Lime Co., Inc.(b)(c)	6.250%	03/15/2026	1,475,000	1,511,875
Pioneer Holdings LLC / Pioneer Finance Corp.(b)(c)	9.000%	11/01/2022	10,866,000	11,436,465
TransDigm, Inc.	6.375%	06/15/2026	3,000,000	3,165,000
Trident TPI Holdings, Inc.(b)	6.625%	11/01/2025	1,399,000	1,231,120
Trident TPI Holdings, Inc.(b)	9.250%	08/01/2024	7,000,000	6,877,500
Vertiv Group Corp.(b)	9.250%	10/15/2024	2,000,000	1,937,500
Vertiv Intermediate Holding Corp.(b)(c)(d)	12.00%	02/15/2022	5,000,000	4,506,250
				69,313,457
TOTAL BONDS & NOTES
(Cost $86,999,347)				86,616,750

	Shares	Value
COMMON EQUITY (10.73%)
BUSINESS DEVELOPMENT COMPANIES (10.67%)
Apollo Investment Corp.(c)	106,332	1,710,882
Ares Capital Corp.(c)	404,701	7,541,603
BlackRock Capital Investment Corp.	97,761	489,783
FS KKR Capital Corp.(c)	600,539	3,501,142
PennantPark Floating Rate Capital Ltd.(c)	130,163	1,509,891
Solar Capital Ltd.(c)	196,442	4,056,527
Solar Senior Capital Ltd.(c)	143,634	2,550,940
Sutter Rock Capital Corp.(c)(e)	292,793	1,827,027
TriplePoint Venture Growth BDC Corp.(c)	102,285	1,684,634
WhiteHorse Finance, Inc.(c)	260,854	3,633,696
		28,506,125

OTHER (0.06%)
Monitronics International, Inc.(c)(e)	21,361	160,208

TOTAL COMMON EQUITY
(Cost $29,494,792)		28,666,333

	Dividend Rate	Shares	Value
PREFERRED STOCKS (2.51%)
DIVERSIFIED FINANCIAL SERVICES (1.79%)
RoundPoint Mortgage Servicing Corp.(b)(d)(f)(g)	8.000%	45,000	4,788,743

See Notes to Financial Statements.

6	www.resourcealts.com

Resource Credit Income Fund	Portfolio of Investments

September 30, 2019

	Dividend Rate	Shares	Value
INSURANCE (0.72%)
Maiden Holdings North America, Ltd.	7.750%	88,000	$1,927,200

TOTAL PREFERRED STOCKS
(Cost $6,500,240)			6,715,943

PRIVATE INVESTMENT FUNDS (23.06%)
BlackRock Global Credit Opportunities Fund, LP(h)			9,156,448
CVC European Mid-Market Solutions Fund(h)			12,151,638
GoldenTree Credit Opportunities Fund LP(h)			9,144,042
GSO Credit Alpha Fund II LP(h)			5,232,887
Monroe Capital Private Credit Fund III LP(h)			7,058,575
Tree Line Credit Strategies LP(h)			18,912,951

TOTAL PRIVATE INVESTMENT FUNDS
(Cost $62,282,468)			61,656,541

SHORT TERM INVESTMENT (1.98%)
Dreyfus Treasury Cash Management, Institutional Class, 1.82%(i)		5,301,368	5,301,368

TOTAL SHORT TERM INVESTMENT
(Cost $5,301,368)			5,301,368

INVESTMENTS, AT VALUE (99.84%)
(Cost $271,315,998)			$266,915,724

SECURITIES SOLD SHORT (-0.79%)
(Proceeds $1,649,571)			$(2,101,350)

Other Assets In Excess Of Liabilities (0.95%)(j)			2,540,325

NET ASSETS (100.00%)			$267,354,699

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of September 30, 2019 was 2.02%

3M US L - 3 Month LIBOR as of September 30, 2019 was 2.09%

(a)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2019, the aggregate market value of those securities was $71,668,717, representing 26.81% of net assets.

(c)	All or a portion of each of these securities have been segregated as collateral for line of credit. The aggregate market value of those securities was $57,820,043.

(d)	Pay-in-kind securities.

(e)	Non-income producing security.

(f)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $4,788,743, representing 1.79% of net assets.

(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.

(h)	Illiquid/restricted security. See chart below.

See Notes to Financial Statements.

Annual Report | September 30, 2019	7

Resource Credit Income Fund	Portfolio of Investments

September 30, 2019

(i)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2019.

(j)	Includes cash held as collateral for line of credit.

Securities determined to be illiquid/restricted under the procedures approved by the Fund's Board of Trustees are as follows.

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
3/31/2018 - 09/30/2019	BlackRock Global Credit Opportunities Fund, LP	$9,090,400	$9,156,448	3.42%
09/30/2017- 12/31/2018	CVC European Mid-Market Solutions Fund	12,013,585	12,151,638	4.55%
10/30/2015- 12/31/2018	GoldenTree Credit Opportunities Fund LP	10,000,000	9,144,042	3.42%
06/30/2018 - 06/30/2019	GSO Credit Alpha Fund II LP	5,117,626	5,232,887	1.96%
09/30/2018 - 09/30/2019	Monroe Capital Private Credit Fund III LP	7,060,857	7,058,575	2.64%
12/31/2017 - 06/30/2019	Tree Line Credit Strategies LP	19,000,000	18,912,951	7.07%
	Total	$62,282,468	$61,656,541	23.06%

Additional information on investments in private investment funds:

Security	Value	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of September 30, 2019
BlackRock Global Credit Opportunities Fund, LP(a)	$9,156,448	N/A	N/A	$15,912,592
CVC European Mid-Market Solutions Fund(b)	12,151,638	N/A	N/A	3,068,541
GoldenTree Credit Opportunities Fund LP(c)	9,144,042	Semi-Annual	90	–
GSO Credit Alpha Fund II LP(a)	5,232,887	N/A	N/A	9,882,374
Monroe Capital Private Credit Fund III LP(b)	7,058,575	N/A	N/A	2,939,143
Tree Line Credit Strategies LP	18,912,951	Quarterly	90	–

(a)	A voluntary withdrawal may be permitted at the General Partner's discretion with the General Partner's consent.

(b)	A voluntary withdrawal may be permitted with the General Partner's prior written consent

(c)	Redemptions are subject to a two-year holding period, and may be limited to 10% per redemption date, or 20% during any 12 month period, past which redemptions would be processed on a pro rata basis.

SCHEDULE OF SECURITIES SOLD SHORT
	Interest Rate	Maturity	Principal	Value
CORPORATE BONDS
GE Capital International Funding Co. Unlimited Co	4.418%	11/15/2035	$(2,000,000)	$(2,101,350)

TOTAL CORPORATE BONDS				(2,101,350)

TOTAL SECURITIES SOLD SHORT
(Proceeds $1,649,571)				$(2,101,350)

See Notes to Financial Statements.

8	www.resourcealts.com

Resource Credit Income Fund	Statement of Assets and Liabilities

September 30, 2019

ASSETS
Investments, at value (Cost $271,315,998)	$266,915,724
Cash collateral for line of credit	169,974
Dividends and interest receivable	3,722,216
Receivable for investments sold	933,018
Receivable for fund shares sold	762,140
Prepaid expenses and other assets	29,653
Total assets	272,532,725

LIABILITIES
Securities sold short (Proceeds $1,649,571)	2,101,350
Interest on line of credit payable	2,515
Payable to custodian	1,536,971
Payable for investments purchased	800,875
Payable due to adviser	394,839
Payable for interest expense on securities sold short	33,375
Administration fees payable	82,020
Custody fees payable	22,993
Payable for compliance services fees	16,666
Distribution fees payable	28,288
Shareholder servicing fees payable	36,566
Payable for transfer agency fees	37,595
Accrued expenses and other liabilities	83,973
Total liabilities	5,178,026
NET ASSETS	$267,354,699

NET ASSETS CONSISTS OF
Paid-in capital	$268,249,893
Total accumulated loss	(895,194)
NET ASSETS	$267,354,699

PRICING OF SHARES
Class A
Net Assets	$38,900,697
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,602,763
Net Asset Value and redemption price per share(a)	$10.80
Maximum Offering Price Per Share (Maximum Sales Charge of 5.75%)	$11.46
Class C
Net Assets	$41,574,736
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,806,893
Net Asset Value, offering and redemption price per share(a)	$10.92
Class W
Net Assets	$85,642,206
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	7,933,968
Net Asset Value, offering and redemption price per share	$10.79
Class I
Net Assets	$87,264,906
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	8,064,739
Net Asset Value, offering and redemption price per share	$10.82
Class L
Net Assets	$13,972,154
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,294,335
Net Asset Value and redemption price per share	$10.79
Maximum Offering Price Per Share (Maximum Sales Charge of 4.25%)	$11.27

(a)	Redemption price varies based on length of time held (Note 1).

See Notes to Financial Statements.

Annual Report | September 30, 2019	9

Resource Credit Income Fund	Statement of Operations

For the Year Ended September 30, 2019

INVESTMENT INCOME
Dividends	$7,863,771
Interest	12,529,695
Total investment income	20,393,466
EXPENSES
Investment advisory fees (Note 3)	4,022,191
Administrative fees (Note 3)	277,137
Distribution fees (Note 3):
Class C	258,714
Class L	29,464
Shareholder servicing fees (Note 3):
Class A	82,773
Class C	86,238
Class W	203,032
Class L	29,464
Interest expense (Note 7)	85,177
Interest and amortization/accretion on securities sold short	88,241
Transfer agent fees (Note 3)	260,258
Audit fees	23,000
Legal fees	80,542
Printing expense	177,015
Registration fees	82,035
Custody fees	79,058
Trustee fees and expenses (Note 3)	44,415
Compliance services fees (Note 3)	195,414
Networking Fees:
Class A	8,847
Class C	10,330
Class W	13,453
Class I	15,241
Class L	4,307
Other expenses	75,500
Total expenses	6,231,846
Less fees waived/expenses reimbursed by investment adviser (Note 3)	(272,262)
Total net expenses	5,959,584
NET INVESTMENT INCOME	14,433,882
Net realized loss on investments	(879,604)
Net realized loss on securities sold short	(14,551)
Net realized loss on foreign currency transactions	(21,214)
Net change in unrealized depreciation on investments	(4,149,368)
Net change in unrealized depreciation on securities sold short	(451,779)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(5,516,516)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,917,366

See Notes to Financial Statements.

10	www.resourcealts.com

Resource Credit Income Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
OPERATIONS
Net investment income	$14,433,882	$7,592,785
Net realized gain/(loss)	(915,369)	346,966
Long-term capital gains distributions from other investment companies	–	55,134
Net change in unrealized depreciation	(4,601,147)	(1,273,653)
Net increase in net assets resulting from operations	8,917,366	6,721,232

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributable Earnings
Class A	(1,746,235)	(1,285,527)
Class C	(1,583,627)	(855,635)
Class W	(4,232,879)	(2,974,317)
Class I	(3,098,932)	(940,703)
Class L	(583,569)	(362,054)
From return of capital:
Class A	(504,734)	(201,747)
Class C	(464,754)	(140,920)
Class W	(1,164,640)	(485,745)
Class I	(1,001,812)	(166,346)
Class L	(173,643)	(59,569)
Net decrease in net assets from distributions	(14,554,825)	(7,472,563)

CAPITAL SHARE TRANSACTIONS
Class A
Proceeds from sales of shares	11,882,666	14,588,691
Distributions reinvested	1,274,924	811,960
Cost of shares redeemed	(2,823,417)	(1,630,897)
Net Transferred in/(out)	(256,215)	–
Net increase from capital shares transactions	10,077,958	13,769,754
Class C
Proceeds from sales of shares	16,475,462	18,238,698
Distributions reinvested	1,214,219	661,140
Cost of shares redeemed	(1,876,193)	(1,048,083)
Net Transferred in/(out)	(104,502)	–
Net increase from capital shares transactions	15,708,986	17,851,755
Class W
Proceeds from sales of shares	51,120,662	50,950,259
Distributions reinvested	2,392,701	1,634,354
Cost of shares redeemed	(19,680,340)	(3,752,387)
Net Transferred in/(out)	(21,160,923)	–
Net increase from capital shares transactions	12,672,100	48,832,226
Class I
Proceeds from sales of shares	41,858,117	26,698,003
Distributions reinvested	2,246,428	583,677
Cost of shares redeemed	(6,383,090)	(813,196)
Net Transferred in/(out)	21,555,338	–
Net increase from capital shares transactions	59,276,793	26,468,484
Class L
Proceeds from sales of shares	4,075,265	7,941,082
Distributions reinvested	421,315	209,121
Cost of shares redeemed	(284,303)	(441,477)
Net Transferred in/(out)	(33,698)	–
Net increase from capital shares transactions	4,178,579	7,708,726
Net increase in net assets	96,276,957	113,879,614

See Notes to Financial Statements.

Annual Report | September 30, 2019	11

Resource Credit Income Fund	Statements of Changes in Net Assets (continued)

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
NET ASSETS
Beginning of year	171,077,742	57,198,128
End of year	$267,354,699	$171,077,742

OTHER INFORMATION
Capital Shares Transactions
Class A
Issued	1,087,050	1,309,446
Distributions reinvested	118,824	73,338
Redeemed	(258,196)	(146,683)
Net Transferred in/(out)	(23,363)	–
Net increase in capital shares	924,315	1,236,101

Class C
Issued	1,492,724	1,619,485
Distributions reinvested	111,935	59,026
Redeemed	(170,167)	(93,467)
Net Transferred in/(out)	(9,507)	–
Net increase in capital shares	1,424,985	1,585,044

Class W
Issued	4,696,724	4,572,518
Distributions reinvested	223,882	147,634
Redeemed	(1,821,984)	(337,423)
Net Transferred in/(out)	(1,952,992)	–
Net increase in capital shares	1,145,630	4,382,729

Class I
Issued	3,821,467	2,386,225
Distributions reinvested	207,906	52,619
Redeemed	(581,417)	(73,151)
Net Transferred in/(out)	1,983,560	–
Net increase in capital shares	5,431,516	2,365,693

Class L
Issued	373,660	711,812
Distributions reinvested	39,218	18,887
Redeemed	(26,185)	(39,847)
Net Transferred in/(out)	(3,069)	–
Net increase in capital shares	383,624	690,852

See Notes to Financial Statements.

12	www.resourcealts.com

Resource Credit Income Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF YEAR OR PERIOD	$11.09	$11.13	$10.26		$10.00		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.73	0.79	0.57		0.43		–
Net realized and unrealized gain/(loss) on investments	(0.32)	(0.13)	1.02		0.18		–
Total income from investment operations	0.41	0.66	1.59		0.61		–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.55)	(0.57)	(0.47)		(0.27)		–
From net realized gain on investments	–	(0.04)	(0.16)		–		–
From return of capital	(0.15)	(0.09)	(0.09)		(0.08)		–
Total distributions	(0.70)	(0.70)	(0.72)		(0.35)		–
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.29)	(0.04)	0.87		0.26		–
NET ASSET VALUE, END OF YEAR OR PERIOD	$10.80	$11.09	$11.13		$10.26		$10.00

TOTAL RETURN(c)	3.91%	6.09%	15.79	%(d)	6.22	%(d)	–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year or period (in 000s)	$38,901	$29,712	$16,049		$4,043		$3

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.79%	2.93%	4.90%		31.46%		472.13	%(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.67%	2.61%	2.59%		2.59%		0.02	%(f)
Excluding interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.71%	2.91%	4.90%		34.54%		N/A	(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.59%	2.59%	2.59%		2.59%		N/A	(f)
Net investment income	6.68%	7.06%	5.20%		4.43%		0.00	%(f)

PORTFOLIO TURNOVER RATE	29%	43%	39%		22%		0	%(g)

BORROWINGS AT END OF YEAR OR PERIOD
Aggregate amount outstanding (000s)	$–	$–	$–		$5		$–
Asset coverage per $1,000 (000s)	$–	$–	$–		$1,032,060		$–

See Notes to Financial Statements.

Annual Report | September 30, 2019	13

Resource Credit Income Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

(a)	The Fund's Class A commenced operations on April 20, 2015.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized. Returns shown exclude applicable sales charges.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

(f)	Annualized.

(g)	Not annualized.

See Notes to Financial Statements.

14	www.resourcealts.com

Resource Credit Income Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF YEAR OR PERIOD	$11.22	$11.25	$10.36		$10.00		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.66	0.72	0.50		0.59		–
Net realized and unrealized gain/(loss) on investments	(0.34)	(0.13)	1.03		0.08		–
Total income from investment operations	0.32	0.59	1.53		0.67		–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.48)	(0.50)	(0.40)		(0.24)		–
From net realized gain on investments	–	(0.04)	(0.16)		–		–
From return of capital	(0.14)	(0.08)	(0.08)		(0.07)		–
Total distributions	(0.62)	(0.62)	(0.64)		(0.31)		–
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.30)	(0.03)	0.89		0.36		–
NET ASSET VALUE, END OF YEAR OR PERIOD	$10.92	$11.22	$11.25		$10.36		$10.00

TOTAL RETURN(c)	3.05%	5.39%	15.03	%(d)	6.85	%(d)	–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year or period (in 000s)	$41,575	$26,720	$8,965		$434		$3

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.55%	3.75%	5.28%		18.42%		473.06	%(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.42%	3.37%	3.34%		3.34%		0.02	%(f)
Excluding interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.47%	3.72%	5.28%		18.42%		N/A	(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.34%	3.34%	3.34%		3.34%		N/A	(f)
Net investment income	5.95%	6.38%	4.46%		5.85%		0.00	%(f)

PORTFOLIO TURNOVER RATE	29%	43%	39%		22%		0	%(g)

BORROWINGS AT END OF YEAR OR PERIOD
Aggregate amount outstanding (000s)	$–	$–	$–		$5		$–
Asset coverage per $1,000 (000s)	$–	$–	$–		$1,032,060		$–

See Notes to Financial Statements.

Annual Report | September 30, 2019	15

Resource Credit Income Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

(a)	The Fund's Class C commenced operations on April 20, 2015.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

(f)	Annualized.

(g)	Not annualized.

See Notes to Financial Statements.

16	www.resourcealts.com

Resource Credit Income Fund – Class W	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF YEAR OR PERIOD	$11.09	$11.12	$10.24		$10.00		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.73	0.79	0.58		0.63		–
Net realized and unrealized gain/(loss) on investments	(0.33)	(0.12)	1.01		(0.07	)(c)	–
Total income from investment operations	0.40	0.67	1.59		0.56		–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.55)	(0.57)	(0.46)		(0.25)		–
From net realized gain on investments	–	(0.04)	(0.16)		–		–
From return of capital	(0.15)	(0.09)	(0.09)		(0.07)		–
Total distributions	(0.70)	(0.70)	(0.71)		(0.32)		–
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.30)	(0.03)	0.88		0.24		–
NET ASSET VALUE, END OF YEAR OR PERIOD	$10.79	$11.09	$11.12		$10.24		$10.00

TOTAL RETURN(d)	3.81%	6.19%	15.77	%(e)	5.74	%(e)	–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year or period (in 000s)	$85,642	$75,275	$26,757		$494		$3

RATIOS TO AVERAGE NET ASSETS(f)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.79%	2.98%	4.35%		17.52%		472.69	%(g)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.67%	2.62%	2.61	%(h)	3.09%		0.04	%(g)
Excluding interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.71%	2.95%	4.35%		17.52%		N/A	(g)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.59%	2.59%	2.61	%(h)	3.09%		N/A	(g)
Net investment income	6.68%	7.10%	5.22	%(h)	6.24%		0.00	%(g)

PORTFOLIO TURNOVER RATE	29%	43%	39%		22%		0	%(i)

BORROWINGS AT END OF YEAR OR PERIOD
Aggregate amount outstanding (000s)	$–	$–	$–		$5		$–
Asset coverage per $1,000 (000s)	$–	$–	$–		$1,032,060		$–

See Notes to Financial Statements.

Annual Report | September 30, 2019	17

Resource Credit Income Fund – Class W	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

(a)	The Fund's Class W commenced operations on April 20, 2015.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the year ended September 30, 2016, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(d)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(f)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

(g)	Annualized.

(h)	Effective January 5, 2017, the annual expense limitation changed from 3.09% to 2.59%.

(i)	Not annualized.

See Notes to Financial Statements.

18	www.resourcealts.com

Resource Credit Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF YEAR OR PERIOD	$11.12	$11.15	$10.28		$10.00		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.77	0.84	0.63		0.35		–
Net realized and unrealized gain/(loss) on investments	(0.34)	(0.14)	0.99		0.28		–
Total income from investment operations	0.43	0.70	1.62		0.63		–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.57)	(0.60)	(0.50)		(0.27)		–
From net realized gain on investments	–	(0.04)	(0.16)		–		–
From return of capital	(0.16)	(0.09)	(0.09)		(0.08)		–
Total distributions	(0.73)	(0.73)	(0.75)		(0.35)		–
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.30)	(0.03)	0.87		0.28		–
NET ASSET VALUE, END OF YEAR OR PERIOD	$10.82	$11.12	$11.15		$10.28		$10.00

TOTAL RETURN(c)	4.08%	6.46%	16.07	%(d)	6.42	%(d)	–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year or period (in 000s)	$87,265	$29,273	$2,982		$213		$200

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.54%	2.78%	4.45%		72.33%		430.52	%(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.42%	2.37%	2.34%		2.34%		0.03	%(f)
Excluding interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.46%	2.75%	4.45%		72.33%		N/A	(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.34%	2.34%	2.34%		2.34%		N/A	(f)
Net investment income	7.00%	7.51%	5.71%		3.53%		0.00	%(f)

PORTFOLIO TURNOVER RATE	29%	43%	39%		22%		0	%(g)

BORROWINGS AT END OF YEAR OR PERIOD
Aggregate amount outstanding (000s)	$–	$–	$–		$5		$–
Asset coverage per $1,000 (000s)	$–	$–	$–		$1,032,060		$–

See Notes to Financial Statements.

Annual Report | September 30, 2019	19

Resource Credit Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

(a)	The Fund's Class I commenced operations on April 20, 2015.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

(f)	Annualized.

(g)	Not annualized.

See Notes to Financial Statements.

20	www.resourcealts.com

Resource Credit Income Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

	For the Year Ended September 30, 2019		For the Year Ended September 30, 2018	For the Period Ended September 30, 2017(a)
NET ASSET VALUE, BEGINNING OF YEAR OR PERIOD	$11.09		$11.12	$11.19

INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income(b)	0.70		0.77	0.13
Net realized and unrealized loss on investments	(0.33)		(0.13)	(0.03	)(c)
Total income from investment operations	0.37		0.64	0.10

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.52)		(0.55)	(0.10)
From net realized gain on investments	–		(0.04)	(0.04)
From return of capital	(0.15)		(0.08)	(0.03)
Total distributions	(0.67)		(0.67)	(0.17)
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.30)		(0.03)	(0.07)
NET ASSET VALUE, END OF YEAR OR PERIOD	$10.79		$11.09	$11.12

TOTAL RETURN(d)	3.55	%(i)	5.92%	0.88%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year or period (in 000s)	$13,972		$10,098	$2,445

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.06%		3.24%	4.39	%(f)
Expenses, net of fees waived/expenses reimbursed by investment advisor	2.92%		2.87%	2.84	%(f)
Excluding interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.98%		3.21%	4.39	%(f)
Expenses, net of fees waived/expenses reimbursed by investment advisor	2.84%		2.84%	2.84	%(f)
Net investment income	6.42%		6.92%	6.67	%(f)

PORTFOLIO TURNOVER RATE	29%		43%	39	%(g)(h)

BORROWINGS AT END OF YEAR OR PERIOD
Aggregate amount outstanding (000s)	$–		$–	$–
Asset coverage per $1,000 (000s)	$–		$–	$–

(a)	The Fund's Class L commenced operations on July 28, 2017.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the year ended September 30, 2017, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(d)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

(f)	Annualized.

(g)	Not annualized.

(h)	Portfolio turnover rate is calculated at the Fund level and represents the year ended September 30, 2017.

(i)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

See Notes to Financial Statements.

Annual Report | September 30, 2019	21

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2019

1. ORGANIZATION

Resource Credit Income Fund (the “Trust” or the “Fund”) was organized as a Delaware statutory trust on December 11, 2014 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund’s investment objectives are to produce current income and to achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets. The Fund is non-diversified and pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities.

The Fund currently offers Class A, Class C, Class W, Class I and Class L shares; all classes of shares, except Class L, commenced operations on April 20, 2015. Class L shares commenced operations on July 28, 2017. Class C, Class W and Class I shares are offered at net asset value (“NAV”). Class A shares are offered at NAV plus a maximum sales charge of 5.75% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class C shares are subject to a 1.00% early withdrawal charge. Class L shares are offered at NAV plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class-specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”, including FASB Accounting Standards Update (“ASU”) 2013-08. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the last bid price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Structured credit and other similar debt securities including, but not limited to, collateralized loan obligations (“CLO”) debt and equity securities, asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by dealers in those instruments and/or independent pricing services recommended by Resource Alternative Advisor, LLC (the “Adviser”) and approved by the Fund’s Board of Trustees (the “Board” or “Trustees”). In determining fair value, dealers and pricing services will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information. The Adviser will, based on its reasonable judgment, select the dealer or pricing service quotation that most accurately reflects the fair market value of the Structured Credit Security while taking into account the information utilized by the dealer or pricing service to formulate the quotation in addition to any other relevant factors. In the event that there is a material discrepancy between quotations received from third-party dealers or the pricing services, the Adviser may (i) use an average of the quotations received or (ii) select an individual quotation that the Adviser, based upon its reasonable judgment, determines to be reasonable. In any instance in which the Adviser selects an individual quotation, the Adviser will provide to the Fund’s Fair Value Committee (the “Valuation Committee”) an analysis of the factors relied upon in the selection of the relevant quotation.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fund’s Valuation Committee using procedures adopted by and under the supervision of the Board. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

22	www.resourcealts.com

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2019

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in Private Investment Funds. Private Investment Funds determine their investment assets at fair value and generally report a NAV or its equivalent on a calendar quarter basis. In accordance with ASC 820, the Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter-end. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private Investment Fund by adjusting the most recent NAV for such Private Investment Fund, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the underlying securities in the Private Investment Fund.

Loan Participation and Assignments – The Fund may invest in debt instruments, which are interests in amounts owed to lenders (the “Lenders”) by corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. When the Fund purchases an interest in a loan in the form of an assignment, the Fund acquires all of the direct rights and obligations of a lender (as such term is defined in the related credit agreement), including the right to vote on amendments or waivers of such credit agreement. However, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Instead, the administration of the loan agreement is often performed by a bank or other financial institution that acts as agent for all Lenders (the “Agent”). Circumstances may arise in connection with which the Agent takes action that contradicts the will of the Lenders. For example, under certain circumstances, an Agent may refuse to declare the borrower in default, despite having received a notice of default from the Lenders. When the Fund purchases an interest in a loan in the form of a participation, the Fund purchases such participation interest from another existing Lender, and consequently, the Fund does not obtain the rights and obligations of the Lenders under the credit agreement, such as the right to vote on amendments or waivers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender from which the Fund has received that participation interest. In this instance, the Fund is subject to both the credit risk of the borrower and the credit risk of the Lender that sold the Fund such participation interest.

The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan.

Short Sales – The Fund may sell securities short. To do this the Fund will borrow and then sell (take short positions in) securities. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace, or cover, the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked-to-market daily. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Annual Report | September 30, 2019	23

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2019

Various inputs are used in determining the fair value of the Fund’s investments as of September 30, 2019. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the year ended September 30, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund’s investments as of September 30, 2019:

Investments in Securities at Value	Level 1	Level 2	Level 3	Other	Total
Bank Loans(a)	$–	$77,958,789	$–	$–	$77,958,789
Bonds & Notes(a)	–	86,616,750	–	–	86,616,750
Common Equity(a)	28,666,333	–	–	–	28,666,333
Preferred Stocks(a)
Diversified Financial Services	–	–	4,788,743	–	4,788,743
Insurance	1,927,200	–	–	–	1,927,200
Private Investment Funds
(Measured at net asset value)(b)	–	–	–	61,656,541	61,656,541
Short Term Investment	5,301,368	–	–	–	5,301,368
TOTAL	$35,894,901	$164,575,539	$4,788,743	$61,656,541	$266,915,724

Other Financial Instruments	Level 1	Level 2	Level 3	Other	Total
Liabilities
Securities Sold Short
Corporate Bonds(a)	$–	$(2,101,350)	$–	$–	$(2,101,350)
TOTAL	$–	$(2,101,350)	$–	$–	$(2,101,350)

(a)	For detailed descriptions, see the accompanying Portfolio of Investments.

(b)	In accordance with ASC 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments and Statement of Assets and Liabilities.

24	www.resourcealts.com

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2019

Asset Type	Balance as of September 30, 2018	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2019	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2019
Commercial Mortgage Backed Securities	$117,306	$–	$–	$(68,018)	$22,281	$–	$(71,569)	$–	$–	$–	$–
Preferred Stocks	4,500,000	–	–	–	288,743	–	–	–	–	4,788,743	288,743
	$4,617,306	$–	$–	$(68,018)	$311,024	$–	$(71,569)	$–	$–	$4,788,743	$288,743

Significant unobservable valuation inputs for material Level 3 investments as of September 30, 2019 are as follows:

	Fair Value at 9/30/2019	Valuation Technique	Unobservable Input	Range
Preferred Stocks	$4,788,743	Discounted Cash Flow	Discount Rate	5.11%

A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Premiums on securities are accreted to the earliest call date and purchase discounts are amortized over the life of the respective securities.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk.

Federal and Other Taxes – No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended September 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report | September 30, 2019	25

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2019

Early Withdrawal Charge – Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor (as defined below in Note 3), will receive a commission of (a) up to 1.00% of the purchase price of Class C shares and (b) up to 0.50% of the purchase of Class A shares of $1 million or more. Shareholders who tender for repurchase of such shareholder’s Class C shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Shareholders tendering Class A shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 0.50% of the original purchase price, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. The Distributor may waive the imposition of the early withdrawal charge in the event of shareholder death or shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. Class A shares (with respect to purchases of less than $1 million) will not be subject to an early withdrawal charge.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

Advisory Fees – Pursuant to an investment advisory agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Adviser. Under the terms of the Advisory Agreement, the Adviser receives a monthly base management fee calculated at an annual rate of 1.85% of the average daily net assets of the Fund. For the year ended September 30, 2019, the Fund incurred $4,022,191 in base management fees.

The Adviser has contractually agreed to waive all or part of its advisory fees (excluding any incentive fee) and/or make payments to limit Fund expenses (excluding interest, dividend expense, amortization/accretion on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until January 31, 2021, such that the total annual operating expenses of the Fund do not exceed 2.59% per annum of Class A average daily net assets, 3.34% per annum of Class C average daily net assets, 2.59% per annum of Class W average daily net assets, 2.34% per annum of Class I average daily net assets, and 2.84% per annum of Class L average daily net assets. Fee waivers and expense payments may be recouped by the Adviser from the Fund, for a period of up to three years following the date of waiver or expense payment, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board. During the year ended September 30, 2019, the Adviser waived fees and reimbursed expenses of $272,262.

As of September 30, 2019, the following amounts were available for recoupment by the Adviser based upon their potential expiration dates:

2021	2022	2023
$476,713	$389,990	$272,262

An incentive fee is also payable to the Adviser. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, less the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with paid-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%. For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 2.8125%, the incentive fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 2.8125% of adjusted capital, the incentive fee will equal 20.0% of pre-incentive fee net investment income. For the year ended September 30, 2019, there was no incentive fee incurred.

26	www.resourcealts.com

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2019

CCO/Compliance Services – Pursuant to a Compliance Services Agreement between the Fund and Resource America, Inc. (acting together with the Adviser and certain other affiliates (collectively, “Resource”)), dated March 1, 2018 (the “CSA”), Resource provides compliance services to the Fund. The services under the CSA are designed to ensure compliance by the Fund with its investment objectives, policies and restrictions, as disclosed in the Fund’s Prospectuses and Statement of Additional Information.

The CSA also covers, among other items, services associated with monitoring the Fund’s compliance with its policies and procedures and applicable federal, state and foreign securities laws and the rules and regulations thereunder. The initial term of the CSA is two years and will remain in full force from year to year thereafter, subject to annual approval by Resource and the Board.

In return for the services provided under the CSA, the Fund pays Resource a flat, annual fee of $200,000, payable monthly in twelve (12) equal installments (the “Flat Fee”), provided that each such monthly installment of the Flat Fee shall not exceed a monthly fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets (the “Asset-Based Fee”). For purposes of determining whether the Fund will pay the Asset-Based Fee in any given month, Resource compares the amount of the Flat Fee and Asset-Based Fee that would be due for the given month and charges the Fund the applicable Asset-Based Fee only if such Asset-Based Fee is lower than the monthly installment of the Flat Fee, which is $16,667 (1/12 of $200,000).

For the year ended September 30, 2019, the Fund incurred $195,414 with respect to fees associated with compliance services under the CSA.

Fund Accounting Fees and Expenses – ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services.

Transfer Agent – DST Systems Inc. (the “Transfer Agent”), an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Distributor – The Fund has entered into a distribution agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement. The Board has adopted, on behalf of the Fund, a shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the shareholder servicing plan, the Fund’s Class A, Class C, Class W and Class L shares are subject to a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets attributable to that share class. For the year ended September 30, 2019, the Fund incurred shareholder servicing fees of $401,057. The Class C and Class L shares also pay to the Distributor a distribution fee, pursuant to a distribution plan adopted by the Board, that accrues at an annual rate equal to 0.75% and 0.25%, respectively, of the Fund’s average daily net assets attributable to Class C and Class L shares, respectively, and is payable on a quarterly basis. Class A and Class I shares are not currently subject to a distribution fee. For the year ended September 30, 2019, the Fund incurred $288,178 in distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the year ended September 30, 2019, no fees were retained by the Distributor.

Trustees – Each Trustee who is not affiliated with the Trust or the Adviser receives an annual fee of $10,000, $2,000 for attending the annual in-person meeting of the Board, and $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers or interested Trustees receives compensation from the Trust.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2019 amounted to $163,883,832 and $63,411,920, respectively.

Annual Report | September 30, 2019	27

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2019

5. TAX BASIS INFORMATION

For the year ended September 30, 2019, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Distributable Earnings	Paid-in Capital
$1,465	$(1,465)

The following information is computed on a tax basis for each item as of September 30, 2019:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Depreciation	Cost of Investments for Income Tax Purposes
$9,643,582	$(9,815,539)	$(171,957)	$266,635,902

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships and certain other investments.

As of September 30, 2019, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$–
Accumulated capital losses	(723,237)
Net unrealized depreciation on securities	(171,957)
Total accumulated earnings	$(895,194)

The tax characteristics of distributions paid for the year ended September 30, 2019 were as follows:

September 30, 2019	Ordinary Income	Long-Term Capital Gain	Return of Capital
	$11,245,242	$–	$3,309,583

The tax characteristics of distributions paid for the year ended September 30, 2018 were as follows:

September 30, 2018	Ordinary Income	Long-Term Capital Gain	Return of Capital
	$6,167,239	$250,997	$1,054,327

The Fund elects to defer to the year ending September 30, 2020, capital losses recognized during the period November 1, 2018 through September 30, 2019 in the amount of $723,237.

6. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at NAV, of up to 5% of the Fund’s issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase up to an additional 2% of the outstanding shares of the Fund, or if more than 7% of the outstanding shares of the Fund are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered. In the event of an oversubscribed offer, you may not be able to tender all shares that you wish to tender and you may have to wait until the next quarterly repurchase offer to tender the remaining shares, subject to any proration. Subsequent repurchase requests will not be given priority over other shareholder requests.

28	www.resourcealts.com

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2019

During the year ended September 30, 2019, the Fund completed four quarterly repurchase offers. In these repurchase offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares (up to 7% at the discretion of the officers of the Fund) as of the Repurchase Pricing Dates. For the year ended September 30, 2019, none of the quarterly repurchase offers were oversubscribed. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	September 17, 2018	December 17, 2018	March 18, 2019	June 17, 2019
Repurchase Request Deadline	October 17, 2018	January 16, 2019	April 17, 2019	July 17, 2019
Repurchase Pricing Date	October 17, 2018	January 16, 2019	April 17, 2019	July 17, 2019
Amount Repurchased	$2,833,097	$11,137,159	$8,510,827	$8,566,260
Shares Repurchased	256,636	1,047,081	776,380	777,852

7. BANK LINE OF CREDIT

The Fund has a secured revolving bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (the “Bank”) for purpose of investment purchases subject to the limitations of the 1940 Act for borrowings.

Borrowings under this arrangement bear interest at the Bank’s three-month LIBOR plus 95 basis points at the time of borrowing. During the year ended September 30, 2019, the Fund incurred $85,177 of interest expense related to the borrowings. Average borrowings and the average interest rate for the days the BNP line of credit was outstanding during the year ended September 30, 2019 were $2,846,050 and 3.45%, respectively. The largest outstanding borrowing during the year ended September 30, 2019 was $16,601,214. As of September 30, 2019, the Fund had no outstanding borrowings.

As collateral security for the Bank line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description held by the Fund in the pledge account. As of September 30, 2019, the Fund had $57,820,043 in publicly traded securities available as collateral for future borrowings.

8. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the FASB issued ASU “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted and applied ASU 2017-08 noting that it had no effect on the financial statements.

In August 2018, FASB issued ASU 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Fund adopted the added, eliminated, and modified disclosure under the ASU.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on October 16, 2019 which resulted in 611,100 shares of the Fund being repurchased for $6,584,882.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2019	29

Resource Credit Income Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Resource Credit Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Resource Credit Income Fund (the “Fund”), including the portfolio of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Share Class	Financial Highlights
Class A	For each of the years in the four-year period ended September 30, 2019 and for the period from April 20, 2015 (commencement of operations) through September 30, 2015
Class C	For each of the years in the four-year period ended September 30, 2019 and for the period from April 20, 2015 (commencement of operations) through September 30, 2015
Class W	For each of the years in the four-year period ended September 30, 2019 and for the period from April 20, 2015 (commencement of operations) through September 30, 2015
Class I	For each of the years in the four-year period ended September 30, 2019 and for the period from April 20, 2015 (commencement of operations) through September 30, 2015
Class L	For each of the years in the two-year period ended September 30, 2019 and for the period from July 28, 2017 (commencement of operations) through September 30, 2017

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, brokers, and other appropriate parties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the Resource Credit Income Fund since 2015.

Philadelphia, Pennsylvania
November 29, 2019

30	www.resourcealts.com

Resource Credit Income Fund	Additional Information

September 30, 2019 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 855-747-9559, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 855-747-9559, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 855-747-9559. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report | September 30, 2019	31

Resource Credit Income Fund	Trustees & Officers

September 30, 2019 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as resignation, death or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organization documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-855-747-9559. Refer to Footnote 3 of the Fund’s financial statements for additional information on Independent Trustee Compensation. The Interested Trustees and officers do not receive compensation from the Fund for their services to the Fund.

INDEPENDENT TRUSTEES

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Fred Berlinksy 1959	Trustee since 2015, Chairman of the Board since 2015	Markheim-Chalmers, Inc. (commercial real estate firm), President (since March 1986)	2	Resource Real Estate Diversified Income Fund (since November 2012)
Enrique Casanova 1973	Trustee since 2015	MKTG (marketing company), Vice President (since December 2003)	2	Resource Real Estate Diversified Income Fund (since November 2012)
David Burns 1974	Trustee since 2015	Ampure Capital, LLC (business consulting and investment banking), President (since June 2004) GT Securities (registered broker-dealer), Registered Representative (since June 2010) Anthrotect (environmental conservation), Acting CFO (since December 2012)	2	Doorways, LTD (since January 2001) RCP Regents Center (June 2006 to August 2016) Resource Real Estate Diversified Income Fund (since January 2015)

32	www.resourcealts.com

Resource Credit Income Fund	Trustees & Officers

September 30, 2019 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name, Address* and Year of Birth	Position/Term Of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Alan Feldman 1963	Trustee since 2015	Resource Real Estate, LLC. (investment adviser to Resource Real Estate Diversified Income Fund), Chief Executive Officer and Director (since May 2004) and President (since January 2019) Resource America, Inc., Senior Vice President (since August 2002)	2	Resource Real Estate, LLC (since 2004) Resource Real Estate Diversified Income Fund (since November 2012)
Justin Milberg 1966	President since 2015

Resource Liquid Alternatives (a business unit of Resource America, Inc.), Chief Operating Officer (since November 2014 to July 2018); President (since July 2018)

Resource Alternative Advisor, LLC (the Fund’s investment adviser), Managing Director (since August 2017) and Senior Vice President (November 2016 to August 2016)

Resource Real Estate, LLC (investment adviser to Resource Real Estate Diversified Income Fund), an affiliate of Resource Alternative Advisor, LLC, Managing Director (since December 2017)

Bank of America Merrill Lynch (public bank), Managing Director (2005 to 2011)

			N/A	N/A
Brian Hawkins 1976	Treasurer, Chief Financial and Accounting Officer and Senior Vice President since May 2016

Resource America, Inc., Vice President of Finance (since December 2008)

Resource Alternative Advisor, LLC (the Fund’s investment adviser), Vice President (since November 2016)

Resource Real Estate, LLC (investment adviser to Resource Real Estate Diversified Income Fund), an affiliate of Resource Alternative Advisor, LLC, Vice President (since February 2010)

Resource Credit Opportunity, Inc. (investment company), Chief Financial Officer (since June 2015).

			N/A	N/A

Annual Report | September 30, 2019	33

Resource Credit Income Fund	Trustees & Officers

September 30, 2019 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS (CONTINUED)

Name, Address* and Year of Birth	Position/Term Of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Lawrence S. Block 1967	Secretary, Chief Compliance Officer and Senior Vice President since March 2018

Island Capital Group (real estate merchant bank), C-III Capital Partners LLC (real estate holding company) and C-III Investment Management LLC, Managing Director, Counsel and Chief Compliance Officer (since January 2011)

Anubis Securities LLC (a registered broker-dealer), President and Chief Compliance Officer (since January 2011)

Resource America, Inc., Senior Vice President and Assistant Secretary (since September 2016)

Resource Real Estate, LLC (investment adviser to the Resource Real Estate Diversified Income Fund), Senior Vice President and Assistant Secretary (since September 2016); Chief Compliance Officer (since March 2018) and Board of Managers (since January 2019)

Resource Alternative Advisor, LLC (the Fund's investment adviser) and Exantas Capital Manager, Inc., Senior Vice President and Assistant Secretary (since September 2016) and Chief Compliance Officer (since March 2018)

Resource Credit Income Fund, Secretary, Chief Compliance Officer and Senior Vice President (since March 2018)

Resource Securities LLC (a registered broker-dealer), Chief Compliance Officer (since September 2019), President (since March 2018), Vice President (May 2017 – February 2018) and Board Member (since September 2016)

			N/A	N/A
*	Unless otherwise noted, the address of each Trustee and Officer is c/o Resource Alternative Advisor, LLC, 717 Fifth Avenue, 14th Floor, New York, NY 10022.

**	The term of office for each Trustee and officer listed above will continue indefinitely.

***	The term “Fund Complex” refers to the Resource Credit Income Fund and the Resource Real Estate Diversified Income Fund.

34	www.resourcealts.com

Resource Credit Income Fund	Privacy Notice

September 30, 2019 (Unaudited)

Rev. 5/2015

FACTS	WHAT DOES RESOURCE CREDIT INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number ▪ Assets ▪ Retirement Assets ▪ Transaction History ▪ Checking Account Information	▪ Purchase History ▪ Account Balances ▪ Account Transactions ▪ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Resource Credit Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information		Does Resource Credit Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes – to offer our products and services to you		No	We don't share
For joint marketing with other financial companies		No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences		No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness		No	We don't share
For non-affiliates to market to you		No	We don't share
Questions?	Call 1-855-747-9559

Annual Report | September 30, 2019	35

Resource Credit Income Fund	Privacy Notice

September 30, 2019 (Unaudited)

Who we are
Who is providing this notice?	Resource Credit Income Fund
What we do
How does Resource Credit Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Resource Credit Income Fund collect my personal information?

We collect your personal information, for example, when you

▪     Open an account

▪     Provide account information

▪     Give us your contact information

▪     Make deposits or withdrawals from your account

▪     Make a wire transfer

▪     Tell us where to send the money

▪     Tells us who receives the money

▪     Show your government-issued ID

▪     Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪     Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪     Affiliates from using your information to market to you

▪     Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Resource Credit Income Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Resource Credit Income Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Resource Credit Income Fund doesn’t jointly market.

36	www.resourcealts.com

INVESTMENT ADVISER

Resource Alternative Advisor, LLC

717 Fifth Avenue, 14th Floor

New York, NY 10022

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, Pennsylvania 19103

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc. is the Distributor for Resource Credit Income Fund.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there have not been any amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the Registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics was previously filed December 3, 2018 in the Registrant’s Certified Shareholder Report on Form NCSR and is hereby incorporated by reference.

Item 3. Audit Committee Financial Expert.

(a)(1)(ii)	The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee.

(a)(2)	The Board of Trustees of the Registrant has designated Mr. David M. Burns as the Registrant’s Audit Committee Financial Expert. Mr. Burns is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended September 30, 2019 and September 30, 2018, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $20,000 and $17,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended September 30, 2019 and September 30, 2018, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4, were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended September 30, 2019 and September 30, 2018, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of Federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, were $3,000 and $3,000, respectively.

(d)	All Other Fees: For the Registrant’s fiscal years ended September 30, 2019 and September 30, 2018, the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0, respectively.

(e) (1)	The Registrant’s audit committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s audit committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	For the Registrant’s fiscal years ended September 30, 2019 and September 30, 2018, the aggregate non-audit fees for services billed by the Registrant’s accountant for services rendered to the Registrant and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0, respectively.

(h)	The Registrant's audit committee has considered whether the provision of non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)       The schedule of investments is included as part of the Reports to Shareholders filed under Item 1 of this report.

(b)       Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A. GENERAL POLICY

Rule 206(4)-6 requires a registered investment adviser that exercises voting authority over Client securities to implement proxy voting policies and describe those policies to their Clients. In any instance in which Resource Real Estate Diversified Income Fund or Resource Credit Income Fund (individually “Client” or collectively “Clients”) owns any class of shares of a portfolio company for which proxies are solicited, the applicable Adviser will vote proxies for such shares on behalf of its Clients in accordance with these Proxy Voting Policies and Procedures.

Resource Real Estate, LLC’s and Resource Alternative Advisor, LLC’s (individually “Adviser” or collectively “Advisers”) general policy is to vote proxies in a manner that serves the best interest of the Client and in accordance with the Client’s governing documents, as determined by the applicable Adviser in its discretion, taking into account relevant factors, including:

●	The impact on the value of the returns to the relevant Client;

●	Alignment of the interest of the issuer’s management with the relevant Client’s interest, including establishing appropriate incentives for management;

●	The ongoing relationship between the relevant Client and issuer in which it invests, including the continued or increased availability of information; and

●	Industry and business practices.

In addition, the Advisers pay particular attention to the following matters in exercising their proxy voting responsibilities as a fiduciary for their Clients:

●	Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

●	Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

●	Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

B. SUMMARY OF PROXY VOTING GUIDELINES

1. ELECTION OF THE BOARD OF DIRECTORS

The Advisers believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. The Advisers also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. The Advisers will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

2. APPROVAL OF INDEPENDENT AUDITORS

The Advisers believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

The Advisers will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

3. EQUITY-BASED COMPENSATION PLANS

The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Advisers are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Advisers will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

●	Requiring senior executives to hold stock in a company.

●	Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

4. CORPORATE STRUCTURE

The Advisers view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Advisers generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

The Advisers will generally support the ability of shareholders to cumulate their votes for the election of directors.

5. SHAREHOLDER RIGHTS PLANS

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which the Advisers generally consider to have a negative impact on shareholder value. Therefore, the Advisers’ preference is for a plan that places shareholder value in a priority position above interests of management.

C. CONFLICTS OF INTEREST

As stated above, in evaluating how to vote a proxy, the applicable portfolio manager will first determine whether there is a conflict of interest related to the proxy in question between the applicable Adviser and the Clients. This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a Client of the applicable Adviser.

If a conflict is identified and deemed “material” by the PM, the applicable Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the Client (which may include utilizing an independent third party to vote such proxies).

With respect to material conflicts, an Adviser will determine whether it is appropriate to disclose the conflict to affected clients to give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when an Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, such Adviser will:

●	Give the ERISA client the opportunity to vote the proxies in question themselves; or

●	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

D. PROCEDURES FOR PROXIES

An Adviser will generally adhere to the following procedures for voting proxies:

●	A written record of each proxy received by the applicable Adviser (on behalf of its Clients) will be kept in such Adviser’s files;

●	Prior to voting any proxies, the applicable portfolio manager will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth above. If a conflict is identified, the applicable portfolio manager will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

E. RECORD OF PROXY VOTING

The applicable Adviser and the CCO will be responsible for maintaining files relating to its proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

●	Copies of these proxy voting policies and procedures, and any amendments thereto;

●	A copy of each proxy statement that an Adviser received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

●	With respect to DIF and CIF, a copy of the most recently filed Form N-PX, which will be available to Clients upon request;

●	A record of each vote that an Adviser casts;

●	A copy of any document that an Adviser created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

●	A copy of each written request for information on how an Adviser voted such client’s proxies and a copy of any written response to any request for information on how an Adviser voted proxies on behalf of clients.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Michael Terwilliger serves as the Lead Portfolio Manager for the Fund, charged with the day to day management of the Fund. He has served the Fund as Portfolio Manager since October 2015. Mr. Terwilliger has more than a decade of credit investment experience, with expertise in a range of products including high yield bonds, distressed debt, structured securities, bank loans and convertibles. From February 2012 until October 2015, Mr. Terwilliger was a Senior Credit Analyst at Shenkman Capital Management, Inc. (“Shenkman”), a prominent institutional credit manager focused on non-investment grade products. At Shenkman, he primarily managed investments in the Retail and Food & Beverage sectors, with total exposure in excess of $1.2bn. From March 2006 until November 2011, Mr. Terwilliger worked as a High Yield Research Analyst at Bank of America-Merrill Lynch (“BAML”). In 2010 and 2011, Institutional Investor recognized Mr. Terwilliger with a #2 ranking in its annual All-America Fixed-Income Research Team for his coverage of the General Manufacturing sector and a #3 ranking in 2011 for his work in the Business Services industries. Before BAML, he was part of the Distressed Debt and Special Situations effort at Friedman Billings Ramsey & Co. In the course of his career, Mr. Terwilliger has covered a wide range of industries, including Cable, Media & Entertainment, Building Products and Energy. Mr. Terwilliger holds a Bachelor of Arts degree from Northwestern University and a Master of Business Administration from the University of Virginia Darden School Of Business. He is also a CFA charter holder.

As of September 30, 2019, Mr. Terwilliger owned between $100,001 and $500,000 in Fund shares and did not manage any other accounts in addition to the Fund.

Christopher Warren has served as a Portfolio Manager of the Fund since February 2019. Prior to being Portfolio Manager, Mr. Warren was a Senior Credit Analyst for the Fund. Mr. Warren has 18 years of experience in corporate credit. Prior to joining Resource in 2013, he was a Director with Macquarie’s Credit Sales and Trading Group. Previously, he was a Managing Director and Portfolio Manager with Apidos, a multi-billion AUM corporate credit investment manager and, before that, a Principal and Managing Director at Gradient, a hedge fund focused on distressed debt. He also spent seven years on a proprietary trading desk at ING, where he became a Director in the distressed investing group. Mr. Warren began his career at Dewey Ballantine as an attorney in the firm’s corporate bankruptcy group. He holds a Bachelor of Arts in History from Columbia University and Juris Doctorate from Columbia Law School.

As of September 30, 2019, Mr. Warren owned no Fund shares and did not manage any other accounts in addition to the Fund.

Justin Milberg serves as a Portfolio Manager for the Fund. He previously served the Fund as a Portfolio Manager from July 2015 to October 2015, and has served in that capacity since February 2017. Mr. Milberg has also served as the Fund’s President since its inception. Mr. Milberg has served as Chief Operating Officer, Resource Liquid Alternatives (a business unit of Resource America) from November 2014 to July 2018 and as President since July 2018. Mr. Milberg has over 20 years of experience in financial services and joined Resource America, Inc. in April of 2012 with the title of Managing Director, Resource Financial Fund Management, Inc. Prior to joining Resource America, Mr. Milberg was a Managing Director of the Financial Institutions Group at BAML from March 2005 until July 2011. Mr. Milberg earned a Bachelor of Arts degree in Economics from Cornell University and a Master of Business Administration from the Wharton School of Business

As of September 30, 2019, in addition to the Fund, Mr. Milberg manages $349.71 million for another registered investment company, Resource Real Estate Diversified Income Fund.

As of September 30, 2019, Mr. Milberg owned between $50,001-$100,000 in Fund shares.

As compensation, Mr. Terwilliger, Mr. Warren and Mr. Milberg (collectively, the “Portfolio Managers”) each receive from the Adviser a fixed base salary and retirement account matching benefits. The Portfolio Managers are also entitled to receive a discretionary bonus which may be based upon, among other things, the Portfolio Managers’ individual performance and the performance of the Fund and the Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics was previously filed December 3, 2018 in the Registrant’s Certified Shareholder Report on Form NCSR and is hereby incorporated by reference.

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.
(a)(3)	None.

(a)(4)	None.

(b)	The certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RESOURCE CREDIT INCOME FUND

By:	/s/Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:  December 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:  December 4, 2019

By:	/s/ Brian Hawkins
Brian Hawkins
Treasurer (Principal Financial Officer)

Date:  December 4, 2019